MODERN WOODMEN OF AMERICA

Modern Woodmen of America Variable Annuity Account
Supplement Dated July 1, 2014
to the
Prospectus For
Individual Flexible Premium Deferred Variable Annuity Certificate
(Dated April 28, 2014)

This Supplement amends certain information contained in your individual flexible premium deferred variable annuity certificate
("Certificate") prospectus. Please read this Supplement carefully and retain it with your Certificate prospectus for future reference.

1.	On page 28 of your prospectus, the paragraph contained in the last bullet point under "Interest Sweep" is revised to read as follows:

For Certificates issued in Oregon, South Carolina and Utah prior to February 29, 2012, the interest sweep program is not available. For Certificates issued in Washington prior to January 31, 2009, the Interest Sweep Program is also not available.

2.	On page 33 of your prospectus, the second paragraph under
"THE DECLARED INTEREST OPTION" is replaced with the following:

The Declared Interest Option is not available for Certificates issued in Oregon, South Carolina, and Utah prior to February 29, 2012. Certificates issued in Washington before January 31, 2009 also do not have the Declared Interest Option available. A registered representative can provide information on the availability of the Declared Interest option.

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If you have any questions regarding this Supplement, please contact your registered representative or our Variable Product Administrative Center toll free at 1-800-447-9811.